Exhibit 10.17

                       FIRST AMENDMENT TO ACCOUNT TRANSFER
                             AND PURCHASE AGREEMENT


     THIS FIRST  AMENDMENT  TO ACCOUNT  TRANSFER AND  PURCHASE  AGREEMENT  (this
"Amendment") is entered into by and between H.E.R.C. PRODUCTS INCORPORATED, a Delaware corporation, and H.E.R.C. CONSUMER PRODUCTS, INC., an Arizona corporation (collectively the "Seller"), S. Steven Carl (the "Guarantor") and KBK FINANCIAL, INC., a Delaware corporation ("KBK").

     WHEREAS, Seller and KBK entered into that certain Account Transfer and Purchase Agreement dated as of September 22, 1997, as amended from time to time (collectively, the "Purchase Agreement"); and

     WHEREAS, pursuant to the Purchase Agreement the parties have provided for the terms and conditions under which KBK may from time to time purchase certain of Seller's accounts; and

     WHEREAS,   the  Purchase  Agreement  and  all  other  documents   securing,
governing,   guaranteeing  and/or  pertaining  to  the  Purchase  Agreement  are hereinafter referred to collectively as the "Purchase Documents"; and

     WHEREAS, the parties hereto now desire to modify the Purchase Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Purchase Agreement.

                                   ARTICLE II
                                   AMENDMENTS

Section 2.01 Effective as of the date hereof, Section 1 of the Purchase Agreement is hereby amended in its entirety to read as follows:

     "1. OFFER OF ACCOUNTS. At its election from time to time during the term of this Agreement, Seller agrees to offer for sale to KBK certain of its accounts arising out of sales of goods, or services rendered, by Seller, and to sell to KBK on the terms set forth in this Agreement such of the offered accounts as KBK may accept for purchase in the State of Texas. KBK shall have the absolute right in its sole discretion to reject any or all offered accounts, whether or not KBK has previously purchased accounts of any particular account debtor hereunder. The parties agree that, without the prior consent of KBK, the maximum Gross Amount (as defined below) of accounts that KBK may purchase hereunder at any time, together with the Gross Amount of accounts previously purchased by KBK from Seller hereunder which then remain outstanding, will not exceed One Million and No/100 Dollars ($1,000,000.00) (the "Facility Amount"). KBK's consent to purchase accounts in excess of such amount may be evidenced by KBK's acceptance for purchase of such offered accounts."

Section 2.02  Effective as of the date  hereof,  "Initial  Payment" set forth in
Section 4 of the Purchase Agreement is hereby amended to be eighty-five (85%) of the Gross Amount of an account.

Section 2.03 Effective as of the date hereof, Section 5 of the Purchase Agreement is hereby amended in its entirety to read as follows:

     "5. FIXED AND VARIABLE DISCOUNTS. "Fixed Discount" means a discount of seventy-five hundredths percent (.75%) of the Gross Amount of such account. "Variable Discount" means a discount computed on the Initial Payment and accruing on the basis of actual days elapsed from the date of Initial Payment until and including three business days after KBK receives and deposits the proceeds of collection of such account at a per annum rate equal to KBK's Base Rate (as hereinafter defined) in effect on the date of purchase of such account plus one and one-half percent (1.5%) per annum; provided, however, in no event shall the Variable Discount with respect to any account purchased hereunder be less than seven percent (7.0%) per annum. "Base Rate" means that per annum variable rate (expressed as a per annum percentage based on a year consisting of 360 days) determined from time to time by KBK without notice to Seller as KBK's Base Rate for purposes of calculating variable discounts under KBK's account transfer agreements. The Fixed Discount and the Variable Discount shall be collectively referred to herein as the "KBK Discounts". The KBK Discounts

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     may be subject to one or more adjustments during the term of this Agreement
     if  a  Performance   Based  Pricing  Addendum  is  attached  hereto.  If  a
     Performance Based Pricing Addendum is attached hereto, it is then made a part hereof as though fully written herein."

Section 2.04 Effective as of the date hereof, the first sentence of Section 7 of the Purchase Agreement is hereby amended in its entirety to read as follows:

     "For the purpose of securing KBK (a) in the payment of any and all sums of money that may become due and owing KBK from Seller by reason of this
     Agreement, (b) in the performance by Seller of Seller's obligations hereunder, and under any other agreement, contract, document, note or other instrument in favor of KBK or its assignees and (c) in the performance of all the obligations of all Affiliates (as hereinafter defined) under each Affiliate's agreements, contracts, documents, notes or other instruments in favor of KBK or its assigns, Seller hereby grants to KBK a security interest in (i) all of Seller's present and future accounts, account and contract rights, proceeds of inventory, contracts, drafts, acceptances, documents, instruments, chattel paper, deposit accounts, general intangibles and all products and proceeds therefrom, including all returned or repossessed goods, as well as all books and records pertaining to all of the foregoing, (ii) all amounts due as Residual Payments or withheld by KBK as the Reserve pursuant to Section 6 hereof and (iii) all money and other funds of Seller now or hereafter in the possession, custody or control of KBK, from whatever source."

Section 2.05 Effective as of the date hereof, the second paragraph of Section 12 of the Purchase Agreement is hereby amended in its entirety to read as follows:

     "Seller hereby agrees to pay to KBK a termination fee equal to two percent (2.0%) of the Facility Amount (the "Termination Fee") and the payment shall be an obligation of Seller secured under Section 7 hereof. This Termination Fee is payable upon termination of this Agreement by Seller for any reason or upon termination by KBK at its election for the reasons set forth in the second sentence of Section 13 below. However, if this Agreement is so terminated after April 12, 2003, but before April 12, 2004, one-half of the Termination Fee shall be waived. If the Agreement is terminated after April 12, 2004, all of the Termination Fee shall be waived."

                                   ARTICLE III
           REPRESENTATIONS, WARRANTIES, RATIFICATION AND REAFFIRMATION

Section 3.01 Seller hereby represents and warrants that: (i) the representations and warranties contained in the Purchase Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, and (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both.

Section 3.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Purchase Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Purchase Agreement are ratified and confirmed and shall continue in full force and effect, Seller hereby agreeing that the Purchase Agreement and the other Purchase Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

Section 3.03 Guarantor previously executed that certain Limited Guaranty (the "Guaranty Agreement") dated September 22, 1997, for the benefit of KBK to unconditionally guarantee the payment by Seller of certain losses incurred by KBK under the Purchase Agreement, as more fully described therein. Guarantor, by executing this Amendment, hereby consents to this Amendment and agrees that, notwithstanding the execution of this Amendment, the Guaranty Agreement remains in full force and effect and the obligations thereunder remain valid and binding against Guarantor. Guarantor acknowledges and agrees that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty Agreement or the obligations created or evidenced thereby.

                                   ARTICLE IV
                                  MISCELLANEOUS

Section 4.01 Each of the Purchase Documents is hereby amended so that any reference in the Purchase Documents to the Purchase Agreement shall mean a reference to the Purchase Agreement as amended hereby.

Section 4.02 This Amendment may be executed simultaneously in one or more counterparts, each of shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Section 4.03 The Agreement and this Amendment have been entered into in Tarrant County, Texas and shall be performable for all purposes in, Tarrant County, Texas. THE AGREEMENT, AS AMENDED HEREBY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Courts within the State of Texas

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shall have jurisdiction over any and all disputes arising under or pertaining to the Agreement, as amended hereby, and venue in any such dispute shall be the courts located in Tarrant County, Texas.

Section 4.04 This Amendment shall not become effective until executed by KBK.

Section 4.05 SELLER AND GUARANTOR EACH HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS AND OBLIGATIONS NOW OR HEREAFTER OWING BY SELLER AND GUARANOR TO KBK OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM KBK. SELLER AND GUARANTOR EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES KBK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SELLER AND GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST KBK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION, ANY SUCH CLAIMS ARISING FROM THE CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE PURCHASE AGREEMENT OR OTHER PURCHASE DOCUMENTS, AND THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 4.06 Seller agrees to pay KBK a fee equal to $2,500.00 contemporaneously with the effectiveness of this Amendment in consideration of the financial accommodations provided by KBK to Seller contained herein.

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     EXECUTED as of 2/12/02

                                        SELLER:

                                        H.E.R.C. PRODUCTS INCORPORATED

                                        By:
                                            ------------------------------------
                                        Name: S. Steven Carl
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------

                                        H.E.R.C. CONSUMER PRODUCTS, INC.

                                        By:
                                            ------------------------------------
                                        Name: S. Steven Carl
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------

                                        GUARANTORS:


                                        ----------------------------------------
                                        S. STEVEN CARL

                                        KBK:

                                        KBK FINANCIAL, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------

STATE OF
         ---------------------------

COUNTY OF
          --------------------------

     The foregoing instrument was acknowledged before me this ____ day of 2/12/02, by S. Steven Carl as Chief Executive Officer of H.E.R.C. PRODUCTS INCORPORATED and H.E.R.C. CONSUMER PRODUCTS, INC.

Witness my hand and official seal.

My Commission expires:
                       -----------     -----------------------------------------
                                                  (Notary Public)

STATE OF
         ----------------------------

COUNTY OF
          ---------------------------

     The foregoing instrument was acknowledged before me this ____ day of 2/12/02, by S. Steven Carl.

Witness my hand and official seal.

My Commission expires:
                       -----------     -----------------------------------------
                                                  (Notary Public)

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